SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2006

CardioVascular BioTherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51172	33-0795984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 Village Center Circle, Suite 250

Las Vegas, NV

(Address of Principal Executive Offices)

89134

(Zip Code)

Registrant’s telephone number, including area code: 702-839-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 28. 2006, Alexander G. Montano resigned from the board of directors of CardioVascular BioTherapeutics, Inc. Prior to his resignation, Mr. Montano held the position of Vice Chairman of the Board of Directors.

Mr. Montano’s resignation was based solely upon outside business activities. Specifically, the continued growth of his financial services firm C.K. Cooper & Company is demanding more of his direct attention and focus. His resignation does not reflect any disagreement with management in any way.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

Date: August 31, 2006	By:	/s/ Mickael A. Flaa
Mickael A. Flaa
Chief Financial Officer